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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): July 28, 2000


               CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 2000, providing for the issuance of the CWMBS, INC., Residential Asset Securitization Trust 2000-A5 Mortgage Pass-Through Certificates, Series 2000-E).

                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)

         Delaware                       333-72655             95-4449516
----------------------------           -----------         ----------------
(State or Other Jurisdiction           (Commission         (I.R.S. Employer
     of Incorporation)                  File Number)        Identification No.)


          4500 Park Granada
        Calabasas, California                       91302
        ---------------------                      --------
        (Address of Principal                     (Zip Code)
          Executive Offices)

       Registrant's telephone number, including area code (818) 304-5591
                                                          ----- --------


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Item 5.     Other Events.
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     On July 28, 2000, CWMBS, Inc. (the "Company") entered into a Pooling and
Servicing Agreement dated as of July 1, 2000 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac, Inc. ("IndyMac"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2000-E (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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     Not applicable.

     Not applicable.

     Exhibits:

          99.1. Pooling and Servicing Agreement, dated as of July 1, 2000, by and among the Company, IndyMac and the Trustee.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CWMBS, INC.



                                        By:  /s/ Celia Coulter
                                             ----------------------
                                             Celia Coulter
                                             Vice President


Dated:  September 12, 2000

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                                 Exhibit Index
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Exhibit                                                               Page
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    99.1.    Pooling and Servicing Agreement,
             dated as of July 1, 2000, by and
             among, the Company, IndyMac and
             the Trustee                                                5



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                                 EXHIBIT 99.1
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